UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 3, 2006


                          MIDNIGHT HOLDINGS GROUP, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                       33-22142                 55-0681106
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


        3872 Rochester Road, Troy, Michigan                        48083
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     (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (586) 783-1365


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES

         On April 3, 2006, Midnight Holdings Group, Inc. (the "REGISTRANT") entered into a Consulting Agreement (the "AGREEMENT") with Russell Bailey, its current Chief Operating Officer. Pursuant to the terms of the Agreement, effective as of April 3, 2006, Mr. Bailey is to perform consulting services for the Company as set forth on EXHIBIT A thereto (the "SERVICES"). The Registrant is to pay Mr. Bailey US$159,984 per annum for Services performed, which represents a rate of US$6,666 per pay period, based on 24 pay periods per calendar year. Mr. Bailey is required to commit twenty (20) hours per week in connection with the performance of the Services. Mr. Bailey may dedicate more than twenty hours per week to the performance of the Services upon prior written approval of the Chief Executive Officer of the Registrant, for which time he will be paid US$125 per hour. The Agreement may be terminated by the Registrant or Mr. Bailey upon thirty (30) days' prior written notice to the other party. The Agreement also contains restrictive covenants with respect to non-competition, non-solitication, confidentiality and assignment of intellectual property.

         The Registrant issued to Mr. Bailey a warrant to purchase 150,000 shares of common stock, par value $0.00005 per share, of the Registrant, exercisable from July 1, 2006 to July 1, 2010, at an exercise price of $1.00 per share, with a "cashless" exercise provision (the "WARRANT"). The Registrant issued the Warrant in reliance upon an exemption from registration pursuant to
Section 4(2) of the Securities Act and the rules and regulations promulgated pursuant thereto.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits

         4.1 Warrant to purchase up to 150,000 shares of Common Stock of the Registrant.

         10.1 Consulting Agreement, dated as of April 3, 2006, between the Registrant and Russell Bailey.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 3, 2006


                                 MIDNIGHT HOLDINGS GROUP, INC.


                                 By: /s/ Nicholas A. Cocco
                                    --------------------------------------------
                                    Name:  Nicholas A. Cocco

                                    Title: President and Chief Executive Officer